EXHIBIT 10.7



                         WEBSTER FINANCIAL CORPORATION
                               AMENDMENT NUMBER 4
                                       TO
                             1992 STOCK OPTION PLAN



     The Webster Financial Corporation 1992 Stock Option Plan, as heretofore amended (the "Plan"), is hereby amended, effective as of the date of adoption of this Amendment Number 4 by the Board of Directors of Webster Financial Corporation (the "Corporation"), as provided below:

     1.   Section 11 of the Plan is amended to read in its entirety as follows:

          "11. TRANSFERABILITY OF OPTIONS.

               During the lifetime of an Optionee to whom an Incentive Stock Option is granted, only such Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise such Incentive Stock Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution, except that, unless otherwise provided in an Option Agreement, an Option that is not intended to constitute an Incentive Stock Option may be transferred by gift: to a member of the Optionee's "Family" (as defined below); to a trust for the exclusive benefit of the Optionee or one or more members of the Optionee's Family; or to any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of the Plan. For this purpose, "Family" shall mean the spouse, siblings and lineal ancestors and descendants of the Optionee."

     2.   The Plan shall otherwise be unchanged by this Amendment.

                                     * * *

     Amendment Number 4 to the Plan was duly adopted and approved by the Board of Directors of the Corporation by resolution at a meeting held on January 25, 1999.

                                             /s/ Harriet Munrett Wolfe
                                             -----------------------------------
                                             Harriet Munrett Wolfe, Secretary